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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 22, 2002
(Date of earliest event reported)

Commission file number: 1-7293

TENET HEALTHCARE CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada (State or Incorporation)	95-2557091 (I.R.S. Employer Identification No.)

3820 State Street
Santa Barbara, California 93105
(Address of principal executive offices, including zip code)

(805) 563-7000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

ITEM 5.    Other Events.

        Tenet Healthcare Corporation, a Nevada corporation ("Tenet"), reaffirming that, as previously announced, its new management team consists of the following individuals:

Jeffrey C. Barbakow:	Chairman and Chief Executive Officer
Trevor Fetter:	President
Barry P. Schochet:	Vice Chairman
Christi R. Sulzbach:	Chief Corporate Officer, General Counsel and Chief Compliance Officer
Stephen D. Farber:	Chief Financial Officer and Treasurer

        On November 22, 2002, Tenet's Board of Directors (the "Board") elected Mr. Schochet as Vice Chairman, a position to which he previously had been appointed. The significance of his election to the position is that, in light of his new responsibilities, he now will be a reporting person under Section 16 of the Securities Exchange Act of 1934.

        On November 22, 2002, Tenet's Board elected Ms. Sulzbach as Chief Corporate Officer, General Counsel and Chief Compliance Officer, promoting her from her previous position as Executive Vice President, General Counsel and Chief Compliance Officer. Ms. Sulzbach already was a reporting person under Section 16 of the Securities Exchange Act of 1934.

ITEM 7.    Financial Statements, Pro Forma Financial Statements And Exhibits.

        None.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENET HEALTHCARE CORPORATION
By:	/s/ JEFFREY C. BARBAKOW Jeffrey C. Barbakow Chief Executive Officer

Date: November 26, 2002

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ITEM 5. Other Events.
ITEM 7. Financial Statements, Pro Forma Financial Statements And Exhibits .
SIGNATURE